Exhibit 99.3

BREUNICH HOLDING, INC

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	June 30,	December 31,
	2021	2020
ASSETS
Current assets
Cash	$655,784	$93
Accounts receivable	443,076	-
Prepaid assets	122,187	-
Inventory	187,031	-
Due from related party	212,380	-
Total current assets	1,620,457	93
Property and equipment	266,976	-
Other assets-long term	1,816	-
Notes receivable, non-current	37,467	-
Total Assets	$1,926,715	$93

LIABILITIES & STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable and accrued expenses	$509,121	$17,700
Deferred revenue	814,918	-
Total current liabilities	1,324,039	17,700
Notes payable, non-current	1,530,444	-
Total liabilities	2,854,484	17,700

Stockholders’ deficit
Common stock, $0.0001 par value,700,000,000 shares authorized, 56,430,000 shares and -0- shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively	5,643	-
Paid in capital	2,140,857	-
Accumulated deficit	(3,074,269)	(17,607)
Total stockholders’ deficit	(927,769)	(17,607)
Total liabilities and stockholders’ deficit	$1,926,715	$93

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

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BREUNICH HOLDING, INC

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three months	Six Months
	Ended	Ended
	June 30,	June 30,
	2021	2021
Revenue	$1,670,641	$3,575,981
Cost of sales	221,409	697,569
Gross profit	1,449,232	2,878,412

Operating expenses:
Salaries and payroll taxes	682,222	1,323,500
General and administrative	679,829	1,335,118
General and administrative expense -related party	-	3,500
Depreciation	10,541	21,085
Legal and professional	114,388	183,210
Travel and entertainment	16,361	33,622
Impairment of goodwill	-	960,000
Total operating expenses	1,503,341	3,860,035
Loss from operations	(54,109)	(981,623)

Other income (expense)
Interest (expense)	9,468	-
Other income (expense) net	(8,396)	(17,865)
Net loss	$(62,505)	$(999,488)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

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BREUNICH HOLDING, INC

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

June 30,
2021
Cash flows from operating activities:
Net loss	$(999,488)
Adjustments to reconcile net loss to net cash
provided by operating activities
Stock based compensation	3,500
Depreciation	21,085
Changes in operating assets and liabilities
Accounts receivable	(443,076)
Inventory	(187,031)
Prepaid assets	(122,187)
Other assets	(1,816)
Due from related party	(212,380)
Notes receivable, non-current	(37,467)
Accounts payable	491,421
Notes payable	1,530,444
Deferred revenue	814,919
Net cash provided by operating activities	857,926

Cash flows from investing activities:
Purchase of controlling interest in subsidiary companies, net	(1,385,235)
Net cash used for investing activities	(1,385,235)

Cash flows from financing activities:
Proceeds from the private placement of common stock	1,183,000
Net cash provided by financing activities	1,183,000

Net increase in cash	655,691
Cash at the beginning of the period	93
Cash at the end of the period	$655,784

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

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BREUNICH HOLDING, INC

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

June 30, 2021

(Unaudited)

	Par value $0.001				Total
	Common Shares		Paid in	Retained	Stockholders’
Balance, December 31, 2020	-	$-	$-	$(17,607)	$(17,607)

Net loss				(936,983)	(936,983)

Private placements of common stock	8,330,000	833	832,167		833,000

Issuance of shares to purchase
controlling interest in subsidiary companies	9,600,000	960	959,040	(2,057,174)	(1,097,174)

Issuance of founders’ shares	35,000,000	3,500			3,500

Balance, March 31, 2021	52,930,000	$5,293	$1,791,207	$(3,011,764)	$(1,215,264)

Net loss				(62,505)	(62,505)

Private placements of common stock	3,500,000	350	349,650		350,000

Balance, June 30, 2021	56,430,000	$5,643	$2,140,857	$(3,074,269)	$(927,769)

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BREUNICH HOLDING, INC

Notes to Condensed Consolidated Financial Statements

June 30, 2021

(Unaudited)

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Nature of Operations

Breunich Holding, Inc. (“BHI” or the Company) is a Delaware holding company formed by Greg Breunich in mid-year 2020 to begin the legal process to go public through an S-1 Registered Offering or a Merger with an existing publicly traded company. In January 2021 BHI acquired via tax-free share exchange agreements ITA-USA Enterprise LLC, CMA Soccer LLC, North Miami Beach Academy LLC, Trident Water LLC, NVL Academy LLC, and Six Log Cleaning and Sanitizing LLC.

On July 23, 2021, BHI was acquired by Altitude International Holdings, Inc (“Altitude”). Pursuant to the terms of the Agreement, Altitude issued 295,986,724 shares of its common stock to the shareholders of BHI in exchange for 100% ownership of BHI. The Company also agreed to issue 51 shares of its Series A preferred stock to Greg Breunich for his services as an officer of BHI.

Pursuant to the terms of the Agreement, following the Closing, Altitude acquired 100% ownership of BHI as a wholly owned subsidiary

The Company’s accounting year-end is December 31.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The unaudited condensed consolidated financial statements of the Company have been prepared in accordance with GAAP. This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses or recognized when incurred. The unaudited condensed consolidated financials include the accounts of the Company include the following entities most of which are directly or indirectly controlled by Greg Breunich, a related party and CEO of BHI:

ITA-USA Enterprise LLC d.b.a. Club Med Academies specializes in training and education of young aspiring student-athletes from around the world, providing a pathway from middle school to college to the professional ranks. ITA-USA’s proprietary educational model currently focuses on sports and academics. The business model is scalable to other disciplines, i.e., the arts and science sectors. CMA is a tuition-based business hosting boarding and non-boarding students.

CMA Soccer, the soccer division of Club Med Academies, hosts student-athletes from multiple nations worldwide like all other Club Med Academy sports. CMAS utilizes highly specialized training methodologies blending all of the critical elements required to build an elite-level player. Those who attend participate in a 10 hour per day regimen of soccer and academics. CMAS is a college and professional bound program placing its graduates in colleges throughout the United States and even some in the professional ranks throughout Europe, South America, and the USA.

NVL Academy is CMA’s beach volleyball and indoor volleyball tuition-based operations. Most of the athletes, except for a few individuals, come from the USA. For the most part, Volleyball in the United States is a women’s sport. There is a significant opportunity for college scholarships for those attending. NVL Academy operates and functions like all other academy sports.

Trident Water manufactures Atmospheric Water Generators (“AWG’s”). They range from smaller residential, light commercial, and heavy-duty military-grade machines. The machines supply 12, 100, to 200 gallons per day. TWC’s patented purification process produces the purest of water that is then put through filters replenishing the calcium and magnesium minerals to make the finest drinking water on the market today.

North Miami Beach Academy, a local park operation with the City of North Miami Beach, provides junior, adult, and family programming for the city residents. In addition to the local park deliverables, NMBA operates a non-boarding tennis and academic academy.

Six Log Cleaning & Sanitizing, LLC provides a wide variety of services to its corporate customers, including but not limited to: general office cleaning, carpet cleaning, window cleaning, and other janitorial protocols. Fogging to prevent and protect against exposure to various bacteria, fungi, and viruses is another SLCS offering.

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All intercompany accounts and transactions are eliminated in consolidation.

Going Concern

The accompanying unaudited condensed consolidated financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business for the twelve months following the date of these unaudited condensed consolidated financial statements. For the six months ended June 30, 2021, the Company had an operating loss of $999,488. As of June 30, 2021, the Company had accumulated deficit of $3,074,269.

Because the Company does not expect that existing operational cash flow will be sufficient to fund presently anticipated operations, this raises substantial doubt about the Company’s ability to continue as a going concern. Therefore, the Company will need to raise additional funds and is currently exploring alternative sources of financing. Historically, the Company has raised capital through private placements, as an interim measure to finance working capital needs and may continue to raise additional capital through the sale of common stock or other securities and obtaining some short-term loans. The Company will be required to continue to so until its consolidated operations become profitable. Also, the Company has, in the past, paid for consulting services with its common stock to maximize working capital, and intends to continue this practice where feasible.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates relate to revenue recognition, valuation of accounts receivable and the allowance for doubtful accounts, inventories, impairment of intangible assets, valuation of financial instruments, and contingencies. The Company bases its estimates on historical experience, known or expected trends, and various other assumptions that are believed to be reasonable given the quality of information available as of the date of these financial statements. The results of these assumptions provide the basis for making estimates about the carrying amounts of assets and liabilities that are not readily apparent from other sources. Actual results could differ from these estimates.

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accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are recorded at the net value of face amount less any allowance for doubtful accounts. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in our existing accounts receivable. The Company reviews the allowance for doubtful accounts regularly, and all past due balances are reviewed individually for collectability. Account balances are charged against the allowance when placed for collection. Recoveries of receivables previously written off are recorded when received. Interest is not charged on past due accounts.

As of June 30, 2021, the Company had an accounts receivable balance of $443,076 with an allowance for doubtful accounts of zero.

Revenue Recognition

Sales, as presented in the Company’s consolidated statement of earnings, represent, tuition revenue.

On January 1, 2018, the Company adopted Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”), using the modified retrospective method applied to those contracts which were not completed as of January 1, 2018. Results for reporting periods beginning after January 1, 2018, are presented under ASC 606, while prior period amounts are not adjusted and continue to be reported in accordance with the Company’s historic accounting under ASC 605. As of and for the years ended December 31, 2020, and 2019, respectively, the consolidated financial statements were not materially impacted as a result of the application of Topic 606 compared to Topic 605.

Deferred revenue

Our payment terms generally require a substantial initial deposit to confirm a reservation and tuition for the school year or training period. Historically, our deferred revenue balances are comprised solely of customer deposits balances and changes from period to period due to the seasonal nature of billings and cash collections, the amount of students in each program and the recognition of revenue. A deposit made to the Company for tuition is contractually non-refundable. As of June 30, 2021, deferred revenue amounted to $814,918.

Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. On June 30, 2021, the Company’s cash equivalents totaled $655,784.

Property and equipment

Property and equipment are stated at cost or fair value. Depreciation is computed by the straight-line method and is charged to operations over the estimated useful lives of the assets. Maintenance and repairs are charged to expenses as incurred. The carrying amount and accumulated depreciation of assets sold or retired are removed from the accounts in the year of disposal and any resulting gain or loss is included in the results of operations. The estimated useful lives of property and equipment are as follows:

Computers, software, and office equipment	1 – 6 years
Machinery and equipment	3 – 5 years
Leasehold improvements	Lesser of lease term or estimated useful life

F-7

As of June 30, 2021, the balance of property was $266,976. During the six months ended June 30, 2021, the Company recorded $21.085 in depreciation expense.

Stock-based Compensation

The Company accounts for stock-based compensation using the fair value method following the guidance outlined in Section 718-10 of the FASB Accounting Standards Codification for disclosure about Stock-Based Compensation. This section requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award- the requisite service period (usually the vesting period). No compensation cost is recognized for equity instruments for which employees do not render the requisite service.

Leases

The Company currently follows the guidance in ASC 840 “Leases,” which requires us to evaluate the lease agreements the Company enters into to determine whether they represent operating or capital leases at the inception of the lease.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which establishes a new lease accounting model for lessees. The updated guidance requires an entity to recognize assets and liabilities arising from financing and operating leases, along with additional qualitative and quantitative disclosures. The amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2018, with early adoption permitted. In March 2019, the FASB issued ASU 2019-01, Codification Improvements, which clarifies certain aspects of the new lease standard. The FASB issued ASU 2018-10, Codification Improvements to Topic 842, Leases in July 2018. Also in 2018, the FASB issued ASU 2018-11, Leases (Topic 842) Targeted Improvements, which provides an optional transition method whereby the new lease standard is applied at the adoption date and recognized as an adjustment to retained earnings. The amendments have the same effective date and transition requirements as the new lease standard On November 15, 2019, the FASB has issued ASU 2019-10, which amends the effective dates for three major accounting standards. The ASU defers the effective dates for the credit losses, derivatives, and leases standards for certain companies. Since the Company is privately held, the Company is eligible for deferring the adoption of ASC 842 to December 15, 2021.

ASC 842 will be effective for the Company beginning on December 15, 2021. While we continue to evaluate the impact of the new standard, we expect the adoption of this guidance will have not have any impact on our financial statements.

F-8

Inventory

The inventory is comprised of Atmospheric Water Generators “AWG’s) at Trident Water and is valued at the lower of cost or market. As of June 30, 2021, the inventory was valued at $187,031.

Net Loss per Share

Net loss per common share is computed by dividing net loss by the weighted average common shares outstanding during the period as defined by Financial Accounting Standards, ASC Topic 260, “Earnings per Share.” Basic earnings per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding.

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which establishes a new lease accounting model for lessees. The updated guidance requires an entity to recognize assets and liabilities arising from financing and operating leases, along with additional qualitative and quantitative disclosures. The amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2018, with early adoption permitted. In March 2019, the FASB issued ASU 2019-01, Codification Improvements, which clarifies certain aspects of the new lease standard. The FASB issued ASU 2018-10, Codification Improvements to Topic 842, Leases in July 2018. Also in 2018, the FASB issued ASU 2018-11, Leases (Topic 842) Targeted Improvements, which provides an optional transition method whereby the new lease standard is applied at the adoption date and recognized as an adjustment to retained earnings. The amendments have the same effective date and transition requirements as the new lease standard. On November 15, 2019, the FASB has issued ASU 2019-10, which amends the effective dates for three major accounting standards. The ASU defers the effective dates for the credit losses, derivatives, and leases standards for certain companies. Since the Company is privately held, the Company is eligible for deferring the adoption of ASC 842 to December 15, 2021.

While we continue to evaluate the impact of the new standard, we expect the adoption of this guidance will have not have any impact on our financial statements.

Goodwill and Intangible Assets

The Company accounts for intangible assets in accordance with the authoritative guidance issued by the FASB. Intangibles are valued at their fair market value and are amortized taking into account the character of the acquired intangible asset and the expected period of benefit. The Company evaluates intangible assets for impairment, at a minimum, on an annual basis and whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated undiscounted future cash flows. Recoverability of intangible assets is measured by comparing their net book value to the related projected undiscounted cash flows from these assets, considering a number of factors, including past operating results, budgets, economic projections, market trends, and product development cycles. If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired, and a second test is performed to measure the amount of impairment loss. As of June 30, 2021, based on the assessment of Management, the Company determined that goodwill associated with share exchange in which BHI acquired all of its operating subsidiaries amounting to $960,000, had been impaired.

F-9

NOTE 3 – LOANS AND NOTES PAYABLE

As of June 30, 2021, the balance of Notes Payable was $1,530,444

NOTE 4 – EQUITY

The Company has 700,000,000 shares of par value $0.0001 common stock authorized. As of June 30, 2021, there were 52,930,000 shares outstanding. All of these shares were issued in the during the three-month period ended June 30, 2021 comprised of the following:

35,000,000 founders’ shares were issued to Greg Breunich, the Company’s CEO. These shares were value at par and recorded as stock-based compensation of $3,500.

11,830,000 shares valued at $0.10 per share were sold to investors for $1,183,000 in proceeds.

9,600,000 shares were issued to shareholders of CMA, ITA, NMBA, NVL, Six Log and Trident to purchase their partnership interests. These shares were valued at $960,000 and recorded as goodwill and then immediately impaired and expense since BHI had no operating activity at the time of acquisition.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

As of June 30, 2021, the Company had leases for three facilities. ITA pays $41,762 in annual rent for its facilities located in Port St. Lucie, FL. The leases run through September 2021 with an optional renewal clause. The company is currently negotiating lease extensions for the three facilities.

NOTE 6 – SUBSEQUENT EVENTS

On July 23, 2021, BHI was acquired by Altitude International Holdings, Inc (“Altitude”). Pursuant to the terms of the Agreement, Altitude issued 295,986,724 shares of its common stock to the shareholders of BHI in exchange for 100% ownership of BHI. The Company also agreed to issue 51 shares of its Series A preferred stock to Greg Breunich for his services as an officer of BHI.

F-10